SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2004

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-111606	41-0760940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3800 American Boulevard West, Suite 1250

Bloomington, Minnesota 55431-4442

(Address of principal executive offices)

(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 13, 2004, Universal Hospital Services, Inc. (“UHS”) appointed Andy Weaver, age 40, as its Controller and Chief Accounting Officer. Mr. Weaver’s first day of employment with UHS will be September 27, 2004. Prior to joining UHS, Mr. Weaver had a variety of accounting, corporate finance and treasury financial management roles at Reliant Resources, The Coca-Cola Company and The Minute Maid Company. Mr. Weaver has a Bachelor of Business Administration degree and a Master’s degree in Finance from Texas A&M University, and is a CPA.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2004	UNIVERSAL HOSPITAL SERVICES, INC.

	By:	/s/ Rex T. Clevenger
Rex T. Clevenger
Senior Vice President and
Chief Financial Officer

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